                          REGISTRATION RIGHTS AGREEMENT


      This Registration Rights Agreement (this "Agreement") is executed as of December 31, 1997 by TriNet Corporate Realty Trust, Inc., a Maryland corporation (the "Company"), and the persons listed on Appendix A. Unless otherwise defined, all capitalized terms used herein shall have the meanings ascribed to such terms in the Agreement of Limited Partnership of TriNet Property Partners, L.P., (the "Limited Partnership Agreement"), dated as of December 17, 1997, by and between the initial Holders (as defined herein) and TriNet Realty Investors, Inc., a Maryland corporation and wholly-owned subsidiary of the Company, as general partner.

      WHEREAS, the Holders are to receive or own units of limited partnership interests ("Units") in TriNet Property Partners, L.P., a Delaware limited partnership (the "Partnership") which may be tendered for redemption for cash or, at the Company's election, shares of the Company's common stock, $.01 par value ("Common Stock"), which Units will be issued without registration under the Securities Act of 1933 (the "Securities Act") pursuant to and in accordance with the terms of the Limited Partnership Agreement; and

      WHEREAS, it is a condition to the obligations of the Holders to consummate the transactions pursuant to which they will receive Units that the Company enter into this Agreement with the Holders.

      NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and in the Limited Partnership Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Holder hereby agree as follows:

      1.    Registration.

            (a) Registration Statement Covering Issuance of Common Stock. Subject to the provisions of Section 1(b) below, the Company will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (the "Issuance Registration Statement") under Rule 415 under the Securities Act, relating to the issuance to Holders of shares of Common Stock in exchange for such Units (which shares are for all purposes hereof included in the definition of "Registrable Shares" set forth in Section 1(b) below), such filing to be made no later than that date (the "Filing Date") which is the later of (i) forty-five (45) days prior to the first date on which the Units issued pursuant to the Limited Partnership Agreement held by the Holders may be exchanged for shares of Common Stock and (ii) the earliest such other date as may be required under applicable provisions of the Securities Act or as may be permitted by the SEC pursuant to its interpretation of applicable federal securities laws and the rules and regulations promulgated thereunder, including, without limitation, any of the so-called "roll-up" laws, rules or regulations. The Company shall use its reasonable efforts to cause the Issuance Registration Statement to be declared effective by the SEC for all shares of Common Stock covered thereby as soon as practicable thereafter. In the event that the Company is unable to cause such Issuance Registration Statement to be declared effective by the SEC, then the rights of the Holders set forth in Section 1(b) below shall apply to Common Stock received by such

Holders upon the redemption of Units. Notwithstanding the availability of rights under Section 1(b), the Company shall continue to use its reasonable efforts to cause the Issuance Registration Statement to be declared effective by the SEC until such time as the Holders request that the Company file a Shelf Registration Statement in accordance with Section 1(b). The Company agrees to use its reasonable efforts to keep the Issuance Registration Statement continuously effective until the earlier of (i) the date on which each Holder has tendered such Holder's Units for redemption and the redemption price therefor (whether paid in cash or in Common Stock) has been delivered to the Holder or (ii) the fifth anniversary of the date on which the Issuance Registration Statement was declared effective by the SEC (the "Issuance Registration Expiration Date").

            (b) Shelf Registration. In the event that, for any reason, the Company is unable to file an Issuance Registration Statement pursuant to Section 1(a) above or is unable to cause an Issuance Registration Statement to be declared effective by the SEC, within thirty (30) days following the later of
(i) the first date on which the Units issued pursuant to the Limited Partnership Agreement may be exchanged for shares of Common Stock or (ii) receipt by the Company of a written request (the "Shelf Registration Request") by the Holders of not less than forty percent (40%) of the Units, the Company shall file a registration statement on Form S-3 (a "Shelf Registration Statement") under Rule 415 under the Securities Act relating to the resale by the Holders of all Registrable Shares. The Company shall use reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC. The Company agrees to use reasonable efforts to keep the Shelf Registration Statement continuously effective until the date (the "Shelf Registration Expiration Date") which is the earliest of (a) one (1) year following the date on which all Units have been exchanged or redeemed pursuant to the Limited Partnership Agreement, (b) the date which is the fifth anniversary of the date on which such Shelf Registration Statement was declared effective by the SEC, (c) the date on which all Registrable Shares are disposed of by the Holders, or (d) such date on which it is no longer necessary to keep the Shelf Registration Statement effective because all Holders may freely sell their respective Registrable Shares without limitation on volume or manner of sale pursuant to Rule 144(k) promulgated under the Securities Act (or any successor rule or regulation). After the Company has filed the Shelf Registration Statement, any obligation of the Company to file an Issuance Registration Statement pursuant to Section 1(a) above shall be suspended for as long as the Shelf Registration Statement remains effective. The Company shall not be required to file and have the SEC declare effective more than one Shelf Registration Statement pursuant to this Section 1(b).


            (c) As used in this Agreement, the term "Registration Statement" means either an Issuance Registration Statement or a Shelf Registration Statement. As used in this Agreement, the term "Registrable Shares" means shares of Common Stock issued or issuable to the Holders in exchange for their Units pursuant to the terms of the Limited Partnership Agreement, excluding (A) Common Stock for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement and (B) Common Stock which is sold or could be sold by the Holder without limitation on volume or manner of sale pursuant to Rule 144 under the Securities Act or any successor rule or regulation.

      2.    Registration Procedures.

            (a) The Company shall notify each Holder of Registrable Shares of the effectiveness of a Registration Statement and shall furnish to each such Holder such number of copies of such Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein, any documents incorporated by reference in such Registration Statement and such other documents as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in such Registration Statement.

            (b) The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Issuance Registration Statement or the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Issuance Registration Statement or the Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the Issuance Registration Expiration Date or the Shelf Registration Expiration Date, as applicable. Upon thirty (30) business days' written notice to the Company by a Holder the Company shall file any supplement or post-effective amendment to the Shelf Registration Statement with respect to the Holder's interests in or plan of distribution of Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Shelf Registration Statement.

            (c) The Company shall promptly notify each Holder of, and confirm in writing, any request by the SEC for amendments or supplements to a Registration Statement or the prospectus related thereto or for additional information. In addition, the Company shall promptly notify each Holder of, and confirm in writing, the filing of a Registration Statement, any prospectus supplement related thereto or any amendment to a Registration Statement and the effectiveness of any post-effective amendment.

            (d) The Company shall immediately notify each Holder, at any time when a prospectus relating to a Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which a Registration Statement (including the prospectus therein), as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading. In such event and subject to paragraph 9 of this Agreement, the Company shall promptly prepare, and furnish to each Holder a reasonable number of copies of, a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

      3. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, promptly upon the filing of a Registration Statement including Registrable

Shares, file such documents as may be necessary to register or qualify the Registrable Shares under the securities laws of the states (the "Blue Sky Laws") that require such registration or qualification as any Holder of Registrable Shares may reasonably request, and the Company shall use reasonable efforts to cause such filings to become effective; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. The Company shall promptly notify each Holder of, and confirm in writing, (i) the effectiveness of any filing under any Blue Sky Laws (with the date thereof) and (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the Blue Sky Laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

      4. Exchange Act Filings. The Company shall, upon written request of a Holder, provide to such Holder a copy of any filings made by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not such filing is incorporated by reference into a Registration Statement. The Company shall from time to time use its reasonable efforts to make all filings required of it under the Exchange Act.

      5. Listing. The Company will take such action as may be necessary to cause all Registrable Shares to be listed or otherwise eligible for full trading privileges on the New York Stock Exchange the ("NYSE") or, if the Common Stock is not listed on the NYSE, on such other securities exchange or quotation system on which the Common Stock is traded, in each case not later than the date on which a Registration Statement covering the Registrable Shares becomes effective or the Registerable Shares are issued by the Company to a Holder, whichever is later. The Company will use best efforts to continue the listing or trading privilege for all Registrable Shares on each such exchange or quotation system. The Company will promptly notify each Holder of, and confirm in writing, the delisting of the Company's Common Stock by any securities exchange or the suspension of or restriction on trading privileges with respect to the Company's Common Stock through any quotation system.

      6. Expenses. The Company shall bear all fees, costs and expenses incurred by the Company in connection with the registration of the Registrable Shares pursuant to Sections 1(a) or 1(b) and Sections 2 (other than the second sentence of Section 2(b)) and 3 of this Agreement and the listing of Common Stock as contemplated by Section 5 of this Agreement. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the SEC, any state securities commission or the NYSE or, if the Common Stock is not then listed on the NYSE, the principal national securities exchange or quotation system on which the Common Stock is then traded or quoted. The Holders of Registrable Shares shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares and for any legal, accounting and other expenses incurred by them. The Holder requesting an amendment to any Registration Statement pursuant to the second sentence of Section 2(b) above shall bear all fees, costs and expenses incurred by the Company and by such Holder in connection therewith.

      7. Indemnification by the Company. The Company agrees to indemnify each of the Holders and their respective officers, directors, agents, representatives and affiliates (an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein or in any information incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information regarding a Holder or its plan of distribution or Registrable Shares which was furnished to the Company by a Holder for use therein, provided, further that the Company shall not be liable to any Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company for use in connection with the Registration Statement or the prospectus contained therein by such Indemnitee or (ii) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus.

      8. Covenants of Holders. Each of the Holders hereby agrees (a) to cooperate with the Company and to furnish in writing to the Company all such information required to be furnished by the Securities Act in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) so long as the Company has met its obligations under Section 2(a) hereof, to deliver or cause delivery, to the extent required by all applicable federal and state securities laws, a copy of the prospectus (as amended or supplement from time to time) contained in the Registration Statement to any purchaser of the shares covered by the Registration Statement from the Holder, (c) to notify the Company of any sale of Registrable Securities by such Holder, and (d) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his, her or its connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon
(i) any untrue statement or alleged untrue statement of material fact contained in either the Registration Statement or the prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding the Holder or its plan of distribution which was furnished to the Company by the Holder expressly for use therein, or (ii) the failure by the Holder or any underwriter, broker, dealer or agent acting for or on behalf of such Holder to deliver or cause to be delivered the prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by the Registration Statement from the Holder.

      9.    Suspension of Registration Requirement.

            (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose. The Company shall use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

            (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to file a Registration Statement and cause any filings with any state securities commission to be made and to use reasonable efforts to cause a Registration Statement or any such state securities commission filings to become effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements (such circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to be made or to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will the total number of days of suspension exceed 180 days in any twelve month period (the period of any suspension, a "Suspension Period"). The Company shall notify promptly each of the Holders in writing of the existence of any Suspension Event.

            (c) Each Holder whose Registrable Shares are covered by a Registration Statement filed pursuant to Sections 1(a) or 1(b) hereof agrees, if requested by the Company's underwriters or financial advisors (the "Advisors") in an offering of the Company's securities pursuant to a registration statement filed with the SEC (a "Registered Offering"), not to effect any public sale or distribution of any shares of Common Stock of the Company received in exchange for Units, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during the 90-day period beginning on, the date of pricing of each Registered Offering.

            (d) Each Holder whose Registrable Shares are covered by a Registration Statement filed pursuant to Sections 1(a) or 1(b) hereof agrees, if requested by the Company in the case of an offering not made pursuant to a registration statement filed with the SEC (a "Nonregistered Offering," collectively with a Registered Offering, the "Offering"), not to effect any public sale or distribution of any of the shares of Common Stock of the Company received in exchange for Units, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during the 60-day period (or shorter period as requested by the Company) beginning on, the date of pricing of such Nonregistered Offering.

      10. Black-Out Period. Following the effectiveness of any Registration Statement and the filings with any state securities commissions, each Holder agrees that it will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any such filings at any time after it has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or any Offering, or so that the Company may correct or update the Registration Statement or such filing pursuant to Sections 2(c) or 2(d). The Holder may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company as soon as practicable but in no event later than five (5) business days after the conclusion of any such Suspension Event.

      11. Additional Shares. The Company, at its option, may register, under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other shareholder or shareholders of the Company.

      12. Contribution. If the indemnification provided for in Sections 7 and 8 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the obligation of any indemnifying party to contribute under this Section 12 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

      The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

      No indemnified party guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

      13. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares. The Company shall have no obligation to register the Units under the Securities Act.

      14. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of the Company and Holders holding in excess of seventy-five percent (75%) in interest of the sum of the Registrable Shares and Units outstanding.

      15. Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Company at the following addresses and to the Holder at the address set forth on Appendix A to this Agreement, with a copy to Nutter, McClennan & Fish LLP, One International Place, Boston, MA 02110, Attn: Karl P. Fryzel, Esq., Fax: (617) 973-9748, (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 2(b) or Section 8, such notice must be confirmed in writing by overnight express delivery with confirmation of receipt:

           If to the Company to:          TriNet Corporate Realty Trust, Inc.
                                          Four Embarcadero Center
                                          Suite 3150
                                          San Francisco, CA  94111
                                          Attn: General Counsel
                                          Fax: (415) 391-6259

           With a copy to:                Goodwin, Procter & Hoar  LLP
                                          Exchange Place
                                          Boston, MA 02109
                                          Attn: David W. Watson, Esq.
                                          Fax:  (617) 523-1231

In addition to the manner of notice permitted above, notices given pursuant to Sections 1, 9 and 10 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

      16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder with respect to such Holder, provided, however, that any assignment by a Holder to another Holder (as defined below) shall not constitute an "assignment" pursuant to this Section 16.

      17. Definition of "Holders" or a "Holder". "Holders" or a "Holder" under this Registration Rights Agreement shall include (i) any Limited Partner who is a party to this Agreement, and (ii) any Substituted Limited Partner with respect to such initial Limited Partner. Appendix A to this Agreement shall list the Holders and shall be amended from time to time by the Company in accordance with the terms of this Agreement and the Limited Partnership Agreement to reflect any additional Holders. Capitalized terms used, and not otherwise defined, herein shall have the meanings given to such terms in the Limited Partnership Agreement.

      18. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed wholly within said State.

      20. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

      21. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and, except with respect to the Limited Partnership Agreement, is intended to be the complete statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth in the Limited Partnership Agreement or as set forth or referred to herein, with respect to such subject matter. Except with respect to the Limited Partnership Agreement, this Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. In the event there is a conflict between this Agreement and the Limited Partnership Agreement, the provisions of the Limited Partnership Agreement shall govern.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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
      IN WITNESS WHEREOF, this Registration Rights Agreement is executed as of the date first written above.


                                   TRINET CORPORATE REALTY TRUST, INC.



                                   By:__________________________________________
                                      Name:
                                      Title:


                                   By:__________________________________________
                                      Name:
                                      Title:

                                   HOLDERS:



                                   ---------------------------------------------
                                   Ronald A. Davis



                                   ---------------------------------------------
                                   Joseph P. Keller



                                   ---------------------------------------------
                                   Dean M. Boylan

                                   ---------------------------------------------
                                   Stephen G. Mack

                                   ---------------------------------------------
                                   Lewis Whitman

                                   APPENDIX A


Joseph P. Keller
Keller/Davis Company, LLC
101 Derby Street
Hingham, MA 02043

Ronald A. Davis
Keller/Davis Company, LLC
101 Derby Street
Hingham, MA 02043

Dean M. Boylan


Carl Harlfinger


Stephen G. Mack


Lewis L. Whitman
9 Ossage Road
Canton, MA 02021
Fax: (781) 575-1632


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
                       TRINET CORPORATE REALTY TRUST, INC.

                        MANAGEMENT STOCK PURCHASE PROGRAM


The Board of Directors of TriNet Corporate Realty Trust, Inc. (the "Company") has adopted a Management Stock Purchase Program ("MSPP") as part of the Company's long-term incentive plans. The MSPP is a component of the Company's 1997 Stock Incentive Plan.
This document sets forth the terms and conditions of the MSPP and describes how it functions.

ELIGIBILITY:

- Any Director of the Company and any officer holding the office of Assistant Vice President or above is eligible to participate in the MSPP.

OBJECTIVES:

- To encourage and assist Directors and officers in the acquisition of shares of the Company's Common Stock by electing to purchase shares at a discounted price. Such purchases may be made (1) by using all or a portion of the individual's annual incentive bonus, (2) by using all or a portion of the Dividend Equivalent Rights payments ("DER payments") which a participant receives under the Company's Dividend Equivalent Rights Program, and/or (3) by using other funds, provided that an individual's purchases under the MSPP in any year cannot exceed the sum of (a) the amount of the individual's current annualized base salary and current annual bonus, if any, received from the Company in such year, plus (b) the total amount of DER payments received in such year. The MSPP is intended to complement the Stock Ownership Guidelines which have been adopted by the Company (a copy of the Guidelines is available from the Company upon request).

- To align stockholder and management interests by creating a direct link between management compensation and stockholder return.

- To provide incentives to Directors and management employees to continue to contribute to the Company's success.

PROGRAM HIGHLIGHTS:

- The MSPP enables a participant to receive shares of the Company's Common Stock, at a discounted price, using funds available from three sources. If you are eligible for an annual bonus under the Company's Performance-Based Management Incentive Plan, you may elect to receive all or any portion of the annual bonus in the form of shares of the Company's Common Stock. You may also direct that all or any portion of DER payments you are entitled to receive be used to purchase shares. In addition, you may elect to purchase shares at the discounted price using funds from other sources (subject to the limitation described below). All purchases of shares under the MSPP are at a price equal to 90% of the fair market value of the shares on the relevant purchase date (that is, at a 10% discount). In any case, an individual participant's purchases in any year are subject to a limit equal to the sum of (a) the amount of your current annualized base salary and your current annual bonus, if any, received in the such year, plus (b) the amount of DER payments received in that year. For administrative convenience, the minimum number of shares you may elect to purchase is 100 shares.

- Purchases of shares by executive officers under the MSPP are subject to the approval of the Compensation Committee of the Board of Directors and, in the case of purchases by non-employee directors, are subject to the approval of the Board of Directors as a whole.

- Purchases may be made under the MSPP at two times during the year: (a) at the time annual incentive bonuses are paid (typically during the first quarter of each year), and (b) at the time annual DER payments are made (typically during the second quarter of each year, on the anniversary date of the original DER award). At least 5 days before the annual incentive bonus payment date and the annual DER payment date, eligible participants may complete and submit an Election Form (in the form attached) which specifies the number of shares which the participant elects to purchase (subject to the 100 share minimum purchase amount). You are not required to make such election. TO BE EFFECTIVE, AN ELECTION TO PURCHASE SHARES UNDER THE MSPP MUST BE RECEIVED BY THE COMPANY NO LATER THAN FIVE (5) DAYS BEFORE THE RELEVANT PURCHASE DATE.

- The shares issued under the MSPP will not be subject to any vesting requirements and you will have full voting, dividend and other rights with respect to the shares from the time of purchase. THE COMPANY ENCOURAGES RETENTION OF SHARES PURCHASED UNDER THE MSPP IN ORDER TO SATISFY THE COMPANY'S STOCK OWNERSHIP GUIDELINES (REFERENCED BELOW). ALL SALES OF SHARES ARE SUBJECT TO THE COMPANY'S INSIDER TRADING POLICY AND MUST BE APPROVED BY THE DESIGNATED COMPLIANCE OFFICER (THE VICE PRESIDENT, ADMINISTRATION).

- Participants who are "Section 16 insiders" under the federal securities laws should note that purchases of shares under the MSPP are NOT subject to reporting or "short-swing" trading restrictions. Because purchases of shares by "Section 16 insiders" are subject to the approval of the Compensation Committee of the Board of Directors and, in the case of purchases by non-employee Directors, are subject to the approval of the Board of Directors as a whole, purchases of shares under the MSPP will be exempt from the reporting and "short-swing profit" liability provisions of
      Section 16 of the Securities Exchange Act of 1934.

- Stock Ownership Guidelines: The Company believes it is important that management retain significant portions of the Company's shares which are acquired through its incentive compensation programs, including the MSPP. To help achieve this goal, the Company has adopted Stock Ownership Guidelines (a copy of which is available from the Company upon request).

TAX CONSEQUENCES:

- The Company believes that, if you use a bonus award or DER payment to purchase shares under the MSPP, the full fair market value of the shares acquired under the MSPP will be included in your taxable ordinary income at the time the shares are acquired, notwithstanding the fact that you will be paying a discounted price for the shares. In addition, any portion of a bonus award or DER payment which you elect to receive in cash is also taxable income to you. Therefore, you will owe any applicable Federal, state and FICA taxes on these amounts.

- If you purchase shares under the MSPP using funds other than a bonus award or DER payment, the amount of the discount will be taxable income to you and applicable Federal, state and FICA taxes will be payable on such amount.

- Tax withholding will be applicable to the amount of taxable income recognized by each participant. You may satisfy such withholding obligation through either one of two alternatives: (1) by having the Company withhold funds out of the bonus award or DER payment otherwise payable to you, or (2) by separately reimbursing the Company for the amount of such withholding. If you choose to reimburse the Company separately for such withholding, interest will accrue on the amount of the withholding at the annual rate of six percent (6%) from the date the shares are purchased until the date reimbursement is made. SUCH REIMBURSEMENT, PLUS ANY ACCRUED INTEREST, MUST BE MADE TO THE COMPANY NO LATER THAN 15 DAYS AFTER THE SHARES ARE ISSUED. By reimbursing the Company separately, a participant may use a larger portion of a bonus award or DER Payment to purchase shares under the MSPP, thereby increasing the economic benefit of the MSPP to the participant. Examples of how the MSPP will work in connection with a bonus payment under Alternative (1) [withholding out of the bonus award or DER payment] and Alternative (2) [withholding paid separately by the participant] are shown on pages 5 - 6, below.

- The tax basis of shares acquired under the MSPP will be the fair market value of the shares on the date the purchase price for the shares is determined (either the date annual bonus awards are announced or the annual DER payment date, as the case may be), notwithstanding the discounted purchase price paid by a participant.

THE COMPANY DOES NOT WARRANT THE TAX TREATMENT OF MSPP AWARDS AND YOU SHOULD CONSULT YOUR TAX ADVISOR.

ADDITIONAL INFORMATION:

- The MSPP is administered by the Compensation Committee of the Board of Directors (through the Vice President, Administration), in coordination with the Company's transfer agent. The Compensation Committee may make such rules and regulations and establish such procedures for the administration of the MSPP as it deems appropriate.

- The Company reserves the right to amend or terminate the MSPP at any time, by action of the Board of Directors.

- The MSPP is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) and is not guaranteed by the Pension Benefit Guaranty Corporation (PBGC). The MSPP is not qualified under
      Section 401(a) of the Internal Revenue Code. The MSPP is not a funded plan for purposes of ERISA or the Code.

ELECTION PROCEDURE:

- To make an election, you must complete an Election Form (in the form attached) and return it to Geoff Dugan, Vice President, Administration, AT LEAST FIVE (5) DAYS PRIOR to the date the annual bonus awards are paid or annual DER payments are made, as the case may be. In the Election Form, you may specify how many shares you elect to purchase under the MSPP, or you may specify a percentage of the payment due to you which you elect to use to purchase shares. A copy of the Election Form is attached.

- You may elect to use all or a portion of the bonus or DER payment payable to you by completing ITEM 1 of the Election Form. You may also use other funds to purchase shares (subject to the limitations set forth in the MSPP) by completing ITEM 2. If you elect to use the bonus/DER payment AND funds from other sources, you must complete ITEMS 1 AND 2.

- In addition, you should also specify in ITEM 3 whether (1) you elect that the Company withhold applicable taxes out of the payment due to you or (2) you will reimburse the Company separately for such withholding (plus any accrued interest on such amount).

- Shares issued under the MSPP will be registered in your name on the relevant purchase date (the bonus payment date or the DER payment date, as the case may be). If you elect to purchase shares using funds other than a bonus award or DER payment, full payment is due on the relevant purchase date. Certificates evidencing the shares will be issued shortly thereafter.

EXAMPLES OF PARTICIPATION IN THE MSPP:

The MSPP enables a participant to purchase shares of the Company's Common Stock at a 10% discount. Therefore, the greater the number of shares which a participant elects to purchase, the greater the potential economic benefits of participation in the MSPP. Of course, there is no guarantee that the price of the Company's Common Stock will appreciate and there is a risk of economic loss as well. However, the shares would have to depreciate by more than 10% before you would incur a loss.

The following examples, based on the assumptions described below, illustrate the economic consequences of participation in the MSPP by purchasing shares of the Company's Common Stock having an assumed fair market value of $40.00 per share. These examples are for illustration purposes only.

                                   Assumptions

Amount of Bonus or DER Payment:                      $10,000.00
Fair Market Value Per Share:                            $ 40.00
Effective Purchase Price Per Share:                     $ 36.00 (10% discount)
Savings Per Share due to Discount:                      $  4.00
Assumed Tax Withholding Rate:                               34%


EXAMPLE #1: Assumes all of the $10,000 bonus or DER payment, after withholding of applicable taxes, is used to purchase shares. A total of 176 SHARES may be purchased at $36/SHARE for a total purchase price of $6,336, with $3,664 in cash remaining. After withholding $3,639 for taxes, the participant will receive net cash of $25.


   (a)           (b)             (c)             (d)              (e)            (f)                 (g)
  BONUS/    CASH PORTION   PURCHASE PRICE    SAVINGS DUE    TAXABLE INCOME   WITHHELD TAX     NET CASH TO <FROM>
 DER PMT      OF BONUS     FOR 176 SHARES    TO DISCOUNT      [(a) + (d)]    [34% OF (e)]   PARTICIPANT [(b) - (f)]
 -------    ------------   --------------    -----------    --------------   ------------   -----------------------
 $10,000       $3,664          $6,336            $704           $10,704         $3,639               $25

EXAMPLE #2: Assumes all of the $10,000 bonus or DER payment is used to purchase shares, without any tax withholding and with the participant reimbursing the Company separately for applicable withholding taxes. A total of 277 SHARES may be purchased at $36/SHARE for a total purchase price of $9,972, with $28 in cash remaining. The participant will be obligated to reimburse the Company separately for withholding tax liability in the amount of $3,777 (plus any interest due from the date of purchase to the date of reimbursement). Net cash of $3,749 will be due from the participant ($28 remaining cash less the $3,777 tax liability).


   (a)           (b)             (c)             (d)              (e)            (f)                 (g)
  BONUS/    CASH PORTION   PURCHASE PRICE    SAVINGS DUE    TAXABLE INCOME     TAX LIAB       NET CASH TO <FROM>
 DER PMT      OF BONUS     FOR 277 SHARES    TO DISCOUNT      [(a) + (d)]    [34% OF (e)]   PARTICIPANT [(b) - (f)]
 -------    ------------   --------------    -----------    --------------   ------------   -----------------------
  $10,000       $28            $9,972          $1,108           $11,108         $3,777              <$3,749>


EXAMPLE #3: Assumes 200 SHARES are purchased out of the $10,000 bonus or DER payment at $36/SHARE for a total purchase price of $7,200, with $2,800 in cash remaining. After applying this amount to the participant's withholding tax liability of $3,672, the participant will be obligated to reimburse the Company an additional amount of $872 (plus any interest due from the date of purchase to the date of reimbursement) for the balance of the tax liability.


   (a)           (b)             (c)             (d)              (e)            (f)                 (g)
  BONUS/    CASH PORTION   PURCHASE PRICE    SAVINGS DUE    TAXABLE INCOME     TAX LIAB       NET CASH TO <FROM>
 DER PMT      OF BONUS     FOR 100 SHARES    TO DISCOUNT      [(a) + (d)]    [34% OF (e)]   PARTICIPANT [(b) - (f)]
 -------    ------------   --------------    -----------    --------------   ------------   -----------------------
 $10,000        $2,800         $7,200            $800           $10,800         $3,672              <$872>


EXAMPLE #4: Assumes the minimum 100 SHARES are purchased out of the $10,000 bonus or DER payment at $36/SHARE for a total purchase price of $3,600, with $6,400 in cash remaining. After withholding $3,536 for taxes, the participant will receive net cash of $2,864.


   (a)           (b)             (c)             (d)              (e)            (f)                 (g)
  BONUS/    CASH PORTION   PURCHASE PRICE    SAVINGS DUE    TAXABLE INCOME     TAX LIAB       NET CASH TO <FROM>
 DER PMT      OF BONUS     FOR 100 SHARES    TO DISCOUNT      [(a) + (d)]    [34% OF (e)]   PARTICIPANT [(b) - (f)]
 -------    ------------   --------------    -----------    --------------   ------------   -----------------------
 $10,000       $6,400          $3,600            $400           $10,400         $3,536              $2,864